UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2008

River Rock Entertainment Authority

(Exact name of registrant as specified in its charter)

Not Applicable	333-115186	68-0490898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Highway 128 East Geyserville, California		95441
(Address of principal executive offices)		(Zip Code)

(707) 857-2777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD.

Item 7.01. Regulation FD Disclosure.

     The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

Conference Call

On September 4, 2008, River Rock Entertainment Authority (the “Authority”) management held a conference call with holders of the Senior Notes to discuss questions raised in connection with the Authority’s offer to purchase for cash up to $30 million principal amount of its outstanding 9-¾% Senior Notes due 2011, upon the terms and subject to the conditions set forth in an Offer to Purchase dated August 26, 2008.  Information required to be filed pursuant to Regulation FD provided during the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The information contained in Exhibit 99.1 is incorporated herein by reference.  The information in this report and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are, by their nature, subject to risks and uncertainties. This Act provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information about themselves so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the projected results. All statements, including statements regarding industry prospects and future results of operations or financial position, made in this Form 8-K are forward looking.  Words such as “anticipates,” “believes,” “expects,” “future” and “intends” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements include, without limitation, statements relating to: the ability of the Authority to raise capital and secure financing; the future performance of the Authority’s gaming, entertainment and hospitality businesses; the expansion efforts relating to the Authority’s gaming, entertainment and hospitality businesses; the ability of the Authority to acquire or maintain certain licenses and permits required under the gaming laws and regulations and other local, state and federal laws and regulations; the impact that the newly acquired liquor license may have on our business; the ability of the Authority to acquire or maintain construction permits and approvals required under the applicable laws and regulations; regional population growth and demand; the state of economic conditions; and the Authority’s markets.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT	DESCRIPTION
99.1	Information required to be filed pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 4, 2008

River Rock Entertainment Authority

By:	/s/ Shawn S. Smyth
Shawn S. Smyth Chief Executive Officer